UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 12, 2016
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-08359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		7719
(Address of principal executive offices)		(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 12, 2016, New Jersey Resources Corporation (the “Company” or “NJR”) announced leadership changes approved by the Board of Directors (the “Board”) of the Company as part of a Board-approved succession plan.

The Board appointed Mariellen Dugan to serve as Senior Vice President and Chief Operating Officer of New Jersey Natural Gas Company (“NJNG”), a wholly-owned subsidiary of the Company, effective October 1, 2016. Ms. Dugan, age 50, joined the Company as Vice President and General Counsel in 2005 and has served as the Company’s Senior Vice President and General Counsel since 2008. Kathleen T. Ellis, age 63, currently Executive Vice President and Chief Operating Officer, NJNG, will assume the new role of Executive Vice President, Policy and Strategic Development, NJR, effective October 1, 2016.

Stephen D. Westhoven, currently Senior Vice President, NJR Energy Services (“NJRES”), was appointed Senior Vice President and Chief Operating Officer, NJRES and NJR Clean Energy Ventures Corporation (“NJRCEV”), effective October 1, 2016. Mr. Westhoven, age 48, joined the Company in 1990, and has served as Senior Vice President, NJRES, since May 2010. Stanley Kosierowski, currently President of NJRCEV and NJR Home Services Company, will continue to serve as President of NJR Home Services until his retirement in 2017.

A copy of the press release announcing these changes is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 12, 2016, the Board of the Company, upon the recommendation of the Leadership Development and Compensation Committee of the Board, approved amendments to the Company’s Bylaws. The amendments to Article II, Section 2 and Section 3 of the Bylaws change the language pertaining to emergency Chief Executive Officer succession planning. As amended, the Bylaws provide that the Board’s approved emergency executive succession plan shall go into effect in the event that the Chief Executive Officer of the Company is unable to perform his or her duties.

The preceding is qualified in its entirety by reference to the Bylaws, as amended, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)
Exhibit Number	Description
3.1	Bylaws of New Jersey Resources Corporation, as amended through September 12, 2016
99.1	Press Release of the Company dated September 12, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 12, 2016
NEW JERSEY RESOURCES CORPORATION
By:    /s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Bylaws of New Jersey Resources Corporation, as amended through September 12, 2016
99.1	Press Release of the Company dated September 12, 2016.